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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 26, 2001

                             Brooks Automation, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                   0-25434                                          04-3040660
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          (Commission File Number)                     (I.R.S. Employer Identification No.)

15 Elizabeth Drive, Chelmsford, Massachusetts                          01824
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  (Address of Principal Executive Offices)                          (Zip Code)

                                 (978) 262-2400
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

     We acquired the e-diagnostics infrastructure assets of KLA-Tencor Corporation and its subsidiary, KLA-Tencor Technologies Corporation on June 26, 2001. For these assets (i) we issued to KLA-Tencor Technologies Corporation 331,153 shares of our common stock (the "Brooks Shares") on June 26, 2001; (ii) we are obligated to pay $17 million on July 26, 2002, in the form of cash or shares of our common stock or any combination thereof, in our discretion; and
(iii) we are obligated to make other payments contingent on the achievement of certain business milestones.

     The Brooks Shares were issued pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). However, in connection with the acquisition, we agreed to use reasonable efforts to file a registration statement on Form S-3 covering the Brooks Shares within 15 days after the acquisition, but in no event more than 45 calendar days after the acquisition, and to use commercially reasonable efforts to cause the registration statement to become effective.

     The terms of the acquisition of the e-diagnostics infrastructure assets are more fully described in the Asset Purchase Agreement, dated June 26, 2001, by and among KLA-Tencor Corporation, KLA Tencor Technologies Corporation and us, filed as an exhibit to this Form 8-K.

     Also in connection with the acquisition, we entered into an original equipment manufacturer agreement with KLA-Tencor Corporation. The term of this agreement is ten years, during which time we agreed to sell certain e-diagnostic software products to KLA-Tencor Corporation and agreed that KLA-Tencor Corporation may act as an original equipment manufacturer, resell our e-diagnostic products with its products to end-users and use our products to provide services to end-users. Additionally, we agreed to adjust the terms and conditions of the agreement, including but not limited to price, to the extent necessary to ensure that the terms and conditions applicable to KLA-Tencor Corporation in the purchase of our e-diagnostic products (when considered as a bundle of rights) are at least as favorable as the terms and conditions that we offer to any of our other customers who purchase similar product unit quantities and amounts of services.

     The terms of the transaction and the consideration received by the parties were a result of arm's length negotiations between our representatives and representatives of KLA-Tencor Corporation and KLA-Tencor Technologies Corporation. Prior to the completion of the transaction, we had no material relationship with KLA-Tencor Corporation or KLA-Tencor Technologies Corporation. However, KLA-Tencor Corporation has been and continues to be one of our customers.


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ITEM 7.  EXHIBITS


ITEM NO.         DESCRIPTION
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2.1              Asset Purchase Agreement dated June 26, 2001, by and among the
                 Registrant, KLA-Tencor Corporation and KLA-Tencor Technologies
                 Corporation






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 5, 2001                    BROOKS AUTOMATION, INC.

                                        By: /s/ Ellen B. Richstone
                                            ---------------------------------
                                            Ellen B. Richstone
                                            Senior Vice President of Finance and
                                            Administration and Chief Financial
                                            Officer